            February 17, 2017

TOUCHSTONE STRATEGIC TRUST
Touchstone Value Fund
Supplement to Prospectus dated October 30, 2016

The Touchstone Value Fund (the “Fund”) intends to implement a change to its dividend distribution schedule. Beginning March 2017, the Fund will begin declaring and paying dividends, if any, on a quarterly basis instead of semi-annually.
Accordingly, the first paragraph under the section of the Fund’s prospectus titled “Distributions and Taxes” is hereby replaced with the following:
“Each Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. Dividends, if any, of net investment income are declared and paid annually by all Funds except the Value Fund and the Credit Opportunities Fund. Dividends, if any, of net investment income are declared and paid quarterly by the Value Fund and the Credit Opportunities Fund. Each Fund makes distributions of capital gains, if any, at least annually. If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution."

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TVLAX-S1-1702